                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              LSB Financial Corp.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               LSB Financial Corp.
                                 101 Main Street
                            Lafayette, Indiana 47902
                                 (765) 742-1064





                                                                March 18, 1997








Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of LSB Financial Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 9:00 a.m., Lafayette, Indiana time, on April 16, 1997 at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect four directors of the Company and to ratify the appointment of auditors. In addition, the meeting will include management's report to you on the Company's 1996 financial and operating performance.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                     Very truly yours,


                                     /s/ John W. Corey
                                     -----------------
                                         John W. Corey
                                         President and Chief Executive Officer

                               LSB FINANCIAL CORP.
                                 101 Main Street
                            Lafayette, Indiana 47902
                                 (765) 742-1064


                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 16, 1997

                                ---------------

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of LSB Financial Corp. ("LSB" or the "Company") will be held at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana on April 16, 1997 at 9:00 a.m.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of four directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 15, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed Form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                  By Order of the Board of Directors




                                  /s/ John W. Corey
                                  -----------------
                                      John W. Corey
                                      President, Chief Executive Officer
                                      and Director

Lafayette, Indiana
March 18, 1997

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                               LSB FINANCIAL CORP.
                                 101 Main Street
                            Lafayette, Indiana 47902
                                 (765) 742-1064



                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1997



         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Meeting which will be held at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana on April 16, 1997 at 9:00 a.m., and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about March 18, 1997. Certain of the information provided herein relates to Lafayette Savings Bank, FSB (the "Bank"), a wholly owned subsidiary and predecessor of the Company.

Vote Required and Proxy Information

         All shares of Company Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Ratification of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 1997 requires the affirmative vote of a majority of the shares present or represented at the meeting.

         Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Mary Jo David, Corporate Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Proxies may also be revoked by attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on March 15, 1997 (the "Voting Record Date") will be entitled to one vote for each share then held. As of that date, the Company had 900,166 shares of Common Stock issued and outstanding. No persons other than those listed below are known by management to beneficially own more than five percent of the outstanding shares of the Company's Common Stock.



                                           Beneficial           Percent of
       Beneficial Owner                    Ownership               Class
       ----------------                   -----------           ----------

LSB Financial Corp.                        82,235(1)               9.14%
Employee Stock Ownership Plan

All officers and directors                154,964(1)              16.99%
(11 persons) as a group

---------------------
(1) Represents shares held by the LSB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), 17,097 shares which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may also be deemed to be a "beneficial owner" of the shares held by the ESOP which have not been allocated to a specific participant's account or which have been allocated but not voted by the participants.

(2) Includes shares held directly, as well as, shares held in retirement accounts or by certain members of such individuals' families, over which shares the respective directors and officers may be deemed to have sole or shared voting or investment power. Includes an aggregate of 11,839 shares which directors and executive officers have the right to acquire pursuant to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan").


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of ten members, each of whom is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below for terms of three years. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                       Current                        Percent
                                                                           Director    Term to        Beneficial        of
          Name             Age(1)     Positions Held in the Company        Since(2)     Expire        Ownership        Class
-------------------------  ------  -----------------------------------    ----------   --------       ---------        ------
                                                      NOMINEES

John W. Corey                62    President, Chief Executive Officer        1991        2000        19,999(3)           2.21%
                                   and Director
James A. Andrew              47    Director                                  1979        2000        16,597(4)(5)        1.84
Philip W. Kemmer             53    Director                                  1985        2000         2,816(4)(6)         .31
John C. Shen                 66    Director                                  1986        2000        32,066(4)(7)        3.56

                                           DIRECTORS CONTINUING IN OFFICE

Mariellen M. Neudeck         55    Chairman of the Board                     1986        1998        14,816(4)(8)        1.64
Harry A. Dunwoody            50    Senior Vice President  and Director       1993        1998         9,080(9)           1.01
C. Wesley Shook              67    Director                                  1986        1998        17,266(4)(10)       1.92
Peter Neisel                 58    Director                                  1990        1999        12,316(4)(11)       1.37
Jeffrey A. Poxon             50    Director                                  1992        1999         9,841(4)(12)       1.09
Thomas L. Ryan               68    Director                                  1978        1999        12,316(4)(13)       1.37

--------------------

(1)  As of December 31, 1996.

(2)  Includes service as a director of the Bank.

(3)  Included in the shares of Common Stock beneficially owned by Mr. Corey are
     (i) 3,500 shares owned individually by Mr. Corey over which he has sole voting and dispositive power, (ii) 5,000 shares owned jointly by Mr. Corey and his spouse over which Mr. Corey has shared voting and dispositive power, (iii) 7,721 shares granted to Mr. Corey under the RRP, 1,545 shares over which he has sole voting and dispositive power and 6,176 restricted shares as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction, (iv) 664 shares held by the ESOP over which Mr. Corey has sole voting and shared dispositive power, (v) an option to purchase 3,089 shares granted to Mr. Corey under the Stock Option Plan and (vi) 25 shares held by Mr. Corey as custodian for his minor granddaughter over which Mr. Corey has sole voting and dispositive.

(4) Included in the shares of Common Stock beneficially owned by such individual are (i) 1,544 shares granted to each non-employee director under the RRP, 309 shares over which the individual has sole voting and dispositive power and 1,235 restricted shares as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (ii) an option to purchase 772 shares granted to each non-employee director under the Stock Option Plan.

(5) Also included in the shares of Common Stock beneficially owned by Mr. Andrew are (i) 3,370 shares owned individually by Mr. Andrew over which he has sole voting and dispositive power, (ii) 7,500 shares owned jointly by Mr. Andrew and his spouse and 2,010 shares owned jointly by Mr. Andrew and his children, over which Mr. Andrew has shared voting and dispositive power and (iii) 1,400 shares owned individually by Mr. Andrew's spouse over which Mr. Andrew may be deemed to have shared voting and dispositive power.

(6) Also included in the shares of Common Stock beneficially owned by Mr. Kemmer are 500 shares owned jointly by Mr. Kemmer and his spouse over which Mr. Kemmer has shared voting and dispositive power.

(7) Also included in the shares of Common Stock beneficially owned by Mr. Shen are 29,750 shares owned jointly by Mr. Shen and his spouse over which Mr. Shen has shared voting and dispositive power.

(8) Also included in the shares of Common Stock beneficially owned by Ms. Neudeck are (i) 1,169 shares owned individually by Ms. Neudeck over which she has sole voting and dispositive power, (ii) 7,500 shares owned jointly by Ms. Neudeck and her spouse over which Ms. Neudeck has shared voting and dispositive power and (iii) 3,831 shares owned individually by Ms. Neudeck's spouse over which Ms. Neudeck may be deemed to have shared voting and dispositive power.

(9) Included in the shares of Common Stock beneficially owned by Mr. Dunwoody are (i) 2,400 shares owned individually by Mr. Dunwoody over which he has sole voting and dispositive power, (ii) 1,000 shares owned jointly by Mr. Dunwoody his spouse over which Mr. Dunwoody has shared voting and dispositive power, (iii) 3,860 shares granted to Mr. Dunwoody under the RRP, 772 shares over which he has sole voting and dispositive power and 3,088 restricted shares as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction, (iv) 533 shares held by the ESOP over which Mr. Dunwoody has sole voting and shared dispositive power and (v) an option to purchase 1,287 shares granted to Mr. Dunwoody under the Stock Option Plan.

(10) Also included in the shares of Common Stock beneficially owned by Mr. Shook are (i) 7,500 shares owned individually by Mr. Shook over which he has sole voting and dispositive power and (ii) 7,450 shares held in trust for which Mr. Shook is the trustee and over which Mr. Shook has sole voting and dispositive power.

(11) Also included in the shares of Common Stock beneficially owned by Mr. Neisel are (i) 2,500 shares owned individually by Mr. Neisel over which he has sole voting and dispositive power and (ii) 7,500 shares owned jointly by Mr. Neisel and his spouse over which Mr. Neisel has shared voting and dispositive power.

(12) Also included in the shares of Common Stock beneficially owned by Mr. Poxon are (i) 5,086 shares owned individually by Mr. Poxon over which he has sole voting and dispositive power, (ii) 500 shares owned jointly by Mr. Poxon and his spouse over which Mr. Poxon has shared voting and dispositive power and (iii) 1,939 shares owned individually by Mr. Poxon's spouse over which Mr. Poxon may be deemed to have shared voting and dispositive power.

(13) Also included in the shares of Common Stock beneficially owned by Mr. Ryan are (i) 7,500 shares owned individually by Mr. Ryan over which he has sole voting and dispositive power and (ii) 2,500 shares owned individually by Mr. Ryan's spouse over which Mr. Ryan may be deemed to have shared voting and dispositive power.


         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         John W. Corey. Mr. Corey is President, Chief Executive Officer and Director of the Company and the Bank. He has held his position with the Company since its formation in 1994 and with the Bank since 1991.

         James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Home Works, retailers of building materials. He is also involved in residential and commercial land development.

         Philip W. Kemmer. Mr. Kemmer became the business administrator of the First Assembly of God Church in July, 1995. From 1991 to 1995, he was a broker with The Prudential Key Realty, real estate brokerage firm.

         John C. Shen. Mr. Shen is the developer and sole owner of Crestview Apartments and Crestview North Apartments, six different complexes of apartment buildings. He is also a director of Turner Construction Co., an industrial and institutional construction company.

         Mariellen M. Neudeck. Ms. Neudeck is a Vice President of St. Elizabeth Hospital Medical Center and is responsible for the administration of nine departments and seven functional areas of the hospital. She was elected as Chairman of the Board of the Bank in 1993 and of the Company in 1994.

         Harry A. Dunwoody. Mr. Dunwoody has served as Senior Vice President of the Bank since 1989 and was elected as a Director of the Bank in 1993. He has held the same positions with the Company since its formation in 1994. He is responsible for the residential and consumer lending functions of the Bank.

         C. Wesley Shook. Mr. Shook is Secretary-Treasurer of The Shook Agency, an independently owned and operated real estate company.

         Peter Neisel. Mr. Neisel is President and Chief Executive Officer of Schwab Corp., a manufacturer and seller of office equipment.

         Jeffrey A. Poxon. Mr. Poxon is the Investment Vice President of The Lafayette Life Insurance Company.

         Thomas L. Ryan. Mr. Ryan is a partner in the law firm of Stuart & Branigin. He is also a board member of The Lafayette Life Insurance Company and legal counsel for Purdue University.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met nine times during the fiscal year ended December 31, 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board. The Company's Directors are not paid a fee for their services as such.

         The Board of Directors of the Company currently has no standing committees.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets at least monthly and held 12 meetings during the fiscal year ended December 31, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The principal standing committees of the Bank are Loan, Audit, Investment, Compensation and Nominating.

         The Loan Committee is responsible for the review of all owner-occupied residential loans in excess of $200,000, and all non-owner occupied residential loans and business loans of $250,000 or more. All board members serve a four month rotation on this committee. The committee held 49 meetings during the fiscal year ended 1996.

         The Audit Committee meets with the independent auditors and the Bank's internal auditor to review control procedures of the Bank. The current members of this committee are Directors Ryan (Chairman), Neudeck and Shook. This Committee held four meetings during the fiscal year ended 1996.

         The Investment Committee meets with the Bank's investment advisor to set guidelines for the investment portfolio and review the Bank's asset/liability management. The members of this committee are Directors Poxon (Chairman), Andrew, Kemmer and Shen. The Investment Committee met three times during fiscal year ended 1996.

         The Compensation Committee makes recommendations to the Board of Directors for salary, staff budget and various employee benefits. The members of the committee are Directors Andrew (Chairman), Neudeck, Neisel and Poxon. The committee met two times during the fiscal year ended 1996.

         The Nominating Committee reviews the terms of the directors and makes nominations for directors to be voted on by members and makes recommendations for Chairman of the Board of Directors. The committee meets one time per year and consists of the full Board of Directors.

Director Compensation

         Non-employee directors of the Bank receive $9,000 per year and the Chairman of the Board receives $11,000 per year. Each non-employee director also receives $50 for each loan committee meeting attended.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The executive officers of the Company also hold the same positions with the Bank and receive compensation from the Bank. The following table sets forth information concerning the compensation paid or granted to the Bank's chief executive officer in fiscal 1996. No other executive officer received cash compensation in excess of $100,000 during fiscal 1996.

=================================================================================================================
                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                       Long Term Compensation
                                                                     ---------------------------
                        Annual Compensation                                   Awards
------------------------------------------------------------------------------------------------
                                                                                     Securities
                                                                     Restricted      Underlying
                                                                        Stock         Options/       All Other
                                             Salary       Bonus       Award(s)          SARs       Compensation
   Name and Principal Position      Year       ($)         ($)           ($)            (#)             ($)
------------------------------------------------------------------------------------------------------------------
John W. Corey, President,           1996    $118,000       ---       $     ---           ---         $15,333(3)
Chief Executive Officer and         1995     113,000       ---         118,711(1)     15,443(2)       29,714
Director                            1994     108,000       ---              ---          ---          27,820
==================================================================================================================

(1) Represents the dollar value of the 7,721 shares based on the $15.375 closing price per share of the Common Stock on August 22, 1995 (the date of grant). The shares of restricted stock vest in five equal annual installments, provided the individual maintains "Continuous Service" (as defined in the Recognition and Retention Plan) with the Company or the Bank. The first installment vested on August 22, 1996. Any dividends paid on Common Stock granted pursuant to the RRP are held in a restricted interest-bearing account until such shares are no longer subject to restriction. Based on the $19.50 closing price per share of the Common Stock on December 31, 1996, the 7,721 restricted shares held by Mr. Corey, had an aggregate market value of $150,559.50.

(2) Represents an option to purchase shares of Common Stock awarded under the Company's 1995 Stock Option Plan at an exercise price of 15.375 per share, the "Market Value (as defined in the Stock Option Plan) of the Common Stock on the date of the grant. See the table captioned "AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES" for additional information on stock options.

(3) Represents the Bank's contribution on behalf of Mr. Corey of $5,313 to the Bank's supplemental retirement benefit plan and of $10,020 to the Bank's ESOP.

         The following table provides information as to stock options exercised and the value of in-the-money options held by the Company's Chief Executive Officer at December 31, 1996. To date, no stock appreciation rights have been granted by the Company.

====================================================================================================================
                              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                                                               Number of                        Value of
                                                         Securities Underlying                 Unexercised
                                                              Unexercised                     In-the-Money
                                                               Options at                      Options at
                             Shares                          FY-End (#)(1)                    FY-End ($)(2)
                            Acquired       Value     ---------------------------------------------------------------
                          on Exercise    Realized
          Name                (#)           ($)      Exercisable    Unexercisable   Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------
John W. Corey                 ---           ---          3,089          12,354         $12,742          $50,960

================================================================================================== ==================

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the closing price per share of $19.50 for the Company's Common Stock as reported on the Nasdaq Stock Market on December 31, 1996.

Special Termination Agreement

         The Bank has entered into a special termination agreement with John W. Corey. The agreement became effective upon completion of the Bank's mutual to stock conversion and provides for an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by federal regulations. The agreement is also terminable by the employee upon 90 days notice to the Bank.

         The agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or voluntarily following any demotion, loss of title or office, significant reduction in authority, significant reduction in annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreement, a "change in control" is defined as any event which would: (i) require reporting under the Securities Exchange Act of 1934, as amended; (ii) result in a change of control within the meaning of the Home Owners' Loan Act; or (iii) be deemed to have occurred at such time as (a) any person becomes the beneficial owner of 20% or more of the Bank's or the Company's voting securities, (b) individuals who constitute the board of directors on the date of the agreement cease to constitute a majority, or (c) the adoption of a plan of reorganization, merger, consolidation, or sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving entity. The agreement generally guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Corey was terminated as of January 1, 1997 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $337,000.

Transactions with Management and Indebtedness of Management

         The Bank has followed a policy of granting loans to officers and directors. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers must be approved by the Bank's loan committee. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Thomas L. Ryan, a director of the Bank, is a partner in the law firm of Stuart & Branigin. Such firm acts as counsel to the Bank. The legal fees received for professional services during the fiscal year ended December 31, 1996 did not exceed 5% of the firm's gross revenues.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with during the fiscal year ended December 31, 1996, except for Director Shen who failed to file on a timely basis a Form 4 reporting his acquisitions of 1,000 shares of Common Stock on November 24, 1995. In April 1996, Director Shen filed the required form to correct this oversight.


            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP, to be its auditors for year ending December 31, 1997, subject to the ratification of the appointment by the Company's stockholders. A representative from Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in next year's proxy materials for the Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 101 Main Street, Lafayette, Indiana 47902, no later than November 17, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                               REVOCABLE PROXY
                             LSB FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 16, 1997

   The undersigned hereby appoints the Board of Directors of LSB Financial Corp., and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of LSB Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Riehl Plaza, located at 200 N. Second Street, Lafayette, Indiana on April 16, 1997, at 9:00 a.m., Lafayette, Indiana time, and at any and all adjournments thereof, as follows:

1. The election as directors for a three year term of all nominees listed below:

              / / FOR         / / WITHHELD         / / FOR ALL EXCEPT

INSTRUCTION: To withhold your vote for any individual nominee, mark the box "FOR ALL EXCEPT" and strike a line in that nominee's name in the list below.

JOHN W. COREY       JAMES A. ANDREW
PHILIP W. KEMMER    JOHN C. SHEN

2. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the year ending December 31, 1997.

                     / / FOR      / / AGAINST      / / ABSTAIN

   In their discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS
IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS
KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   This proxy may be revoked at any time before it is voted. The undersigned may revoke this proxy by: (i) duly executing and delivering to the Secretary of LSB Financial Corp. a later proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of LSB Financial Corp. at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking this proxy should be delivered to Mary Jo David, Corporate Secretary, LSB Financial Corp., 101 Main Street Lafayette, Indiana 47901-1243. Upon revocation of this proxy, the power of such attorney's and proxies shall be deemed terminated and of no further force and effect.

   The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of Annual Meeting, a Proxy Statement dated March 18, 1997, and LSB Financial Corp.'s Annual Report to Stockholders for the year ended December 31, 1996.

Dated:                  , 1997
      ------------------

                                             --------------------------------
                                             PRINT NAME OF STOCKHOLDER


                                             --------------------------------
                                             SIGNATURE OF STOCKHOLDER


                                             --------------------------------
                                             PRINT NAME OF STOCKHOLDER


                                             --------------------------------
                                             SIGNATURE OF STOCKHOLDER

                                             Please sign exactly as your name
                                             appears above on this card. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title. If
                                             shares are held jointly, each
                                             holder should sign.


    PLEASE PROMPTLY COMPLETE DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                           POSTAGE-PAID PAID ENVELOPE